SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



                           May 6, 1996
                      ____________________
        Date of Report (Date of earliest event reported)


             Sanctuary Woods Multimedia Corporation
            ________________________________________
      (Exact name of Registrant as specified in its charter)



                    British Columbia, Canada
                     ______________________
          (State or other jurisdiction of incorporation)

            0-21510                        75-2444-109
          ___________                    _______________
  (Commission File No.)  (IRS Employer Identification Number)



               1825 South Grant Street, Suite 410
                      San Mateo, CA   94402
                         (415) 286-6000
                      ____________________
             (Address of Principal Executive Offices)



                         Not Applicable
                      ____________________
 (Former name or former address, if changed since last report

















Item 8.   Change in Fiscal Year

     The purpose of this Current Report on Form 8-K is to disclose that the Board of Directors of Sanctuary Woods Multimedia Corporation, a corporation organized under the laws of British Columbia, Canada, determined on May 6, 1996, to change the Company's fiscal year-end from December 31, as used in the Company's most recent Report on Form 10-K, to March 31. A transition report for the period from January 1, 1996 to March 31, 1996 will be filed on a Report on Form 10-Q within forty-five (45) days of the date of such determination. In accordance with Rule 13a-10(e)(1) under the Securities Exchange Act of 1934, as amended, the Company will not file a quarterly Report on Form 10-Q for the first quarterly period of its previous fiscal year and will file the above-described transition report for such period.



                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       Sanctuary Woods Multimedia Corporation



                       By:  /s/  Jeremy R. Salesin
                            Jeremy R. Salesin
                            Vice President and Secretary



                       Dated:  May 16, 1996